Exhibit 99.1

RSM US LLP

Independent Accountant’s Report

Honor Capital Corporation and Subsidiaries (the “Company”)

1551 Sawgrass Corporate Parkway, Suite 130

Sunrise, FL 33323

And

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, NC 28202

And

Scotia Capital (USA) Inc.

250 Vesey Street, 24th Floor

New York, NY 10281

And

ING Financial Markets LLC

1133 Avenue of the Americas

New York, NY 10036

We have performed the procedures enumerated below related to certain records and transactions of the Company for the purpose of assisting Wells Fargo Securities, LLC, ING Financial Markets, LLC, Scotia Capital (USA) Inc. and the Company (collectively, the “Specified Parties”) in connection with the issuance of premium finance receivable-backed notes issued by GP-Honor Collateral Trust, Series 2026-A in accordance with the confidential Offering Memorandum. The Company is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of premium finance receivable-backed notes issued by GP-Honor Collateral Trust, Series 2026-A in accordance with the confidential Offering Memorandum. The Company is responsible for the computer-generated Loan Data Files accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in connection with the issuance of premium finance receivable-backed notes issued by GP-Honor Collateral Trust, Series 2026-A in accordance with the confidential Offering Memorandum. Additionally, Wells Fargo Securities, LLC, ING Financial Markets, LLC, and Scotia Capital (USA) Inc. have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

i.	The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

ii.	The fields in the Loan Data Files, signed contract and signed credit application shall be herein referred to as “Specified Attributes.”

iii.	The term “Obligor” means the buyer of the insurance policy who borrows under the premium finance loan in order to finance the premium due on such policy.

iv.

The term “Premium Finance Loan Contract” means the contract, including any and all instruments, agreements, invoices, premium finance agreements, extended payment plan agreements, retail installment contracts, insurance policy, or other instrument, document, or agreement executed by an Obligor, including amendments thereto, underlying loans or other extensions of credit made to the buyer of property and/or casualty insurance policies, the proceeds of which are used to pay (in whole or in part) premiums which are payable by the buyer to the insurance company pursuant to the insurance policy.

v.	The term “APR” means annual percentage rate, which is the annual cost of a premium finance loan, including applicable interest and other fees.

On January 7, 2026, the Company provided us with the Loan Data File with a cutoff date of November 30, 2025 (the “November Data File”), containing 190,170 individual premium finance receivable balances, herein referred to as “Underlying Assets” that management represented was the entire population of the Underlying Assets in the proposed transaction. At the Specified Parties’ request, we selected a haphazard sample of 100 individual premium finance receivable balances, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the Engagement Letter dated January 7, 2026, on the sample of 100 individual premium finance receivable balances. From January 8, 2026 to January 16, 2026, we were provided with the source documents referenced in Exhibit A related to the respective 100 individual premium finance receivable balances.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the November Data File to the corresponding source documents outlined in Exhibit A. For Specified Attributes 1 and 7, the Specified Parties agreed that there will be abbreviated names and differences due to name variations or misspelled names, and that these would not be considered exceptions. For Specified Attribute 2, the Specified Parties agreed that there will be instances where the Policy Number is truncated at the beginning or end of the Policy Number in the November Data File, and that these would not be considered exceptions. We found all Specified Attributes to be in agreement to source documents.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets as set forth in Exhibit B.

We also performed the following procedures on the sample of 100 Underlying Assets:

•	Inspected presence of signed Premium Finance Loan Contract.

We noted no exceptions in our procedures outlined above.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of premium finance receivable-backed notes issued by GP-Honor Collateral Trust, Series 2026-A in accordance with the confidential Offering Memorandum. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•

Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company and the Specified Parties, and is not intended to be, and should not be, used by anyone other than those parties, including investors and rating agencies, who are not identified as parties above but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina

January 20, 2026

Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)

1	Obligor Name (Insured Name)	Premium Finance Loan Contract

2	Policy Number	Premium Finance Loan Contract or screenshots from the Company’s loan servicing system

3	Amount Financed	Premium Finance Loan Contract

4	Down Payment (Total Down)	Premium Finance Loan Contract

5	APR	Premium Finance Loan Contract

6	Original Policy Term (Term)	Premium Finance Loan Contract or screenshots from the Company’s loan servicing system

7	Insurance Carrier (Company Name)	Premium Finance Loan Contract or screenshots from the Company’s loan servicing system

8	Obligor State (State)	Premium Finance Loan Contract

Exhibit B

Specified Attributes Not Subject to Procedures

Below is a list of additional Specified Attributes included in the November Data File. These Specified Attributes were not subject to any procedures as outlined in the engagement letter dated January 7, 2026.

Specified Attribute
Business Unit
Sub Company
Agent
Contract
Inception
Total Premium
Down %
Service Charge
Stamps
Interest
Contract Amount
A/R Balance
Earned Interest
Current Interest
Interest Waived
Deferred Interest
Uncollected Lates
Remaining Principal Balance
Payments Left
Commercial vs Personal
Date Entered
Installment Amount
Status
Interest Rate
Method
Installments
Next Due
Not Cancelled Over 45 Days (Y/N)
Not Cancelled Over 45 Days
Cancelled with Uncollected Balance > 180 Days (Y/N)
Cancelled with Uncollected Balance > 180 Days
Drafts Not Yet Paid

Drafts Paid
Partial Paid
Lender
As of Report Date
Rep
Aging
Contract1
Company
AM Best Rating
Policy Sequence
Policy Premium
Total Premium.1
Premium Percentage
Contract Balance
Amount Due
Lender.1
Coverage
Date Entered.1
Entity ID
S&P Name.1
S&P Rating
Moody’s Rating
Remain Princ Policy
Major Rating
Exclude
S&P Name